UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2024

NiSource Inc.

(Exact name of registrant as specified in its charter)

DE	001-16189	35-2108964
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, IN	46410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NI	NYSE
Depositary Shares, each representing a 1/1,000th ownership interest in a share of 6.50% Series B Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, liquidation preference $25,000 per share and a 1/1,000th ownership interest in a share of Series B-1 Preferred Stock, par value $0.01 per share, liquidation preference $0.01 per share	NI PR B	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on February 19, 2024, Donald Brown informed NiSource Inc. (the “Company”) that he will depart the Company as Executive Vice President and Chief Innovation Officer effective on or before May 1, 2024 (the “Separation Date”). Mr. Brown’s last day of employment is expected to be April 1, 2024.

Mr. Brown has entered into a Separation Agreement dated March 15, 2024 (the “Separation Agreement”). Mr. Brown will receive a lump sum payment equal to his annual salary plus 130% of the cost for 52-weeks of COBRA coverage, subject to his signing a release of claims in favor of the Company. These terms are consistent with the terms of the NiSource Inc. Executive Severance Policy and which are more fully described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 12, 2023.

The foregoing is a summary of certain material terms of the Separation Agreement and is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Separation Agreement dated March 15, 2024, between NiSource Inc. and Donald Brown
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: March 15, 2024	By:	Kimberly S. Cuccia
Kimberly S. Cuccia
Senior Vice President, General Counsel and Corporate Secretary